                                                                    Exhibit 10.1

                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                             THOUSAND TRAILS, INC.

         This Second Amendment to Loan and Security Agreement (the "Amendment") is entered into as of December 23, 1997, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with an office located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, on the one hand, and NATIONAL AMERICAN CORPORATION, a Nevada corporation, ("National American"), THOUSAND TRAILS, INC., a Delaware corporation ("Thousand Trails"), and the other party borrowers signatory hereto (each, together with National American and Thousand Trails, individually a "Borrower" and collectively, jointly and severally, "Borrowers"), on the other hand, in light of the following facts:

                                     FACTS

         FACT ONE: Foothill and Borrowers have previously entered into that certain Loan and Security Agreement, dated as of July 10, 1996 (as amended and supplemented, the "Agreement").

         FACT TWO: Foothill and Borrowers have agreed to amend the Agreement as provided herein.

         NOW, THEREFORE, Foothill and Borrower hereby amend and supplement the Agreement as follows:

         1. Section 5.1(iv) of the Agreement is amended by deleting "One Hundred Thousand Dollars ($100,000)" in its entirety and substituting "Two Hundred Thousand Dollars ($200,000)" in lieu thereof.

         2. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         IN WITNESS WHEREOF, Foothill and Borrower have executed this Amendment as of the date first written above.

                                     "Foothill"

                                     FOOTHILL CAPITAL CORPORATION,
                                     a California corporation



                                     By:           s/ Lisa M. Gonzales
                                        -----------------------------------
                                     Title:        Assistant Vice President
                                           --------------------------------
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                               "Borrowers"



                               NATIONAL AMERICAN CORPORATION,
                               a Nevada corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               THOUSAND TRAILS, INC.,
                               a Delaware corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               THOUSAND TRAILS (CANADA) INC.,
                               a British Columbian corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               TT OFFSHORE, LTD.,
                               a Virginia corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               BEECH MOUNTAIN LAKES CORPORATION,
                               a Pennsylvania corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               CAROLINA LANDING CORPORATION,
                               a South Carolina corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------
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                               CARRIAGE MANOR CORPORATION,
                               a North Carolina corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               CB RESORT CORPORATION,
                               a Massachusetts corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               CHEROKEE LANDING CORPORATION,
                               a Tennessee corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               CHIEF CREEK CORPORATION,
                               a Tennessee corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               COAST FINANCIAL SERVICES, INC.,
                               a Delaware corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               DIXIE RESORT CORPORATION,
                               a Mississippi corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

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                               FOXWOOD CORPORATION,
                               a South Carolina corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               GL LAND DEVELOPMENT CORPORATION,
                               an Oklahoma corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               LAKE ROYALE CORPORATION,
                               a North Carolina corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               LAKE TANSI VILLAGE, INC.,
                               a Tennessee corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               LML RESORT CORPORATION,
                               an Alabama corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               NATCHEZ TRACE WILDERNESS PRESERVE CORPORATION, a Tennessee corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

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                               QUAIL HOLLOW PLANTATION CORPORATION,
                               a Tennessee corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               QUAIL HOLLOW VILLAGE, INC.,
                               a Pennsylvania corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               RECREATION LAND CORPORATION,
                               a Pennsylvania corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               RECREATION PROPERTIES, INC.,
                               a Mississippi corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               RESORT LAND CORPORATION,
                               an Arkansas corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               RESORT PARKS INTERNATIONAL, INC.,
                               a Georgia corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

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                               TANSI RESORT, INC.,
                               a Tennessee corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               THE KINSTON CORPORATION,
                               a South Carolina corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               THE VILLAS OF HICKORY HILLS, INC.,
                               a Mississippi corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               WESTERN FUN CORPORATION,
                               a Texas corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               WESTWIND MANOR CORPORATION,
                               a Texas corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

                               WOLF RUN MANOR CORPORATION,
                               a Pennsylvania corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------

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                               UST WILDERNESS MANAGEMENT CORPORATION,
                               a Nevada corporation


                               By:           s/ Walter B. Jaccard
                                  ---------------------------------------------
                               Title:        Vice President
                                     ------------------------------------------